SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2003

CHURCHILL DOWNS INCORPORATED
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	0-1469 Commission file number	61-0156015 (IRS Employer Identification No.)

700 Central Avenue, Louisville, KY 40208
Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

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CHURCHILL DOWNS INCORPORATED

INDEX

ITEM 7.	(c) Exhibits

99.1 Press Release dated May 6, 2003.

ITEM 12.	Disclosure of Results of Operations and Financial Condition.

The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

On May 6, 2003 Churchill Downs Incorporated issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

May 6, 2003	\s\Michael E. Miller
Michael E. Miller
Executive Vice President and
Chief Financial Officer
(Principal Financial and Accounting Officer)

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